Exhibit 4.10.16



                                                                [EXECUTION COPY]

                   AMENDMENT NO. 3 TO FOAMEX CREDIT AGREEMENT


         This AMENDMENT NO. 3 TO FOAMEX CREDIT AGREEMENT, dated as of July 18, 2001 (the "Amendment"), amends in certain respects the Credit Agreement dated as of June 12, 1997, as amended and restated as of February 27, 1998 and as further amended and restated as of June 29, 1999, and as amended to the date hereof (as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Foamex, L.P., a Delaware limited partnership ("Foamex"), FMXI, Inc., a Delaware corporation and managing general partner of Foamex ("FMXI"), the institutions from time to time party thereto as Lenders, the institutions from time to time a party thereto as Issuing Banks, Citicorp USA, Inc., a Delaware corporation ("Citicorp"), in its capacity as the collateral agent for the Lenders and the Issuing Banks (in such capacity, the "Collateral Agent") and The Bank of Nova Scotia ("Scotiabank"), in its capacity as funding agent for the Lenders and the Issuing Banks (in such capacity, the "Funding Agent", and together with the Collateral Agent, the "Administrative Agents").

                              W I T N E S S E T H:

         WHEREAS, Foamex has entered into an Asset Purchase Agreement, dated as of July 6, 2001 (the "Purchase Agreement"), by and among General Foam Corporation, GFC-East Rutherford, LLC, GFC-Foam, LLC, GFC-Trucking Inc. and GFC-Fabricating LLC, as Sellers (collectively, the "Sellers"), and PMC, Inc. as guarantor, and Foamex as the purchaser;

         WHEREAS, the consent of the Requisite Lenders is necessary for the consummation by Foamex of the transactions contemplated by the Purchase Agreement (the "Subject Transaction") and Foamex has requested the Requisite Lenders to so consent to the Subject Transaction;

         WHEREAS, the Requisite Lenders are willing, on the terms and conditions set forth herein, to consent to the Subject Transaction;

         WHEREAS, due to recently enacted changes to the UCC, it is necessary to amend the Security Agreement and the Subsidiary Security Agreements to conform such documents to the requirements of the UCC, as so changed and in furtherance of the obligations of Foamex under Section 4.1.7 of the Security Agreement and
Section 4.1.7 of the Subsidiary Security Agreements, Foamex hereby requests that the Requisite Lenders consent to and instruct the Administrative Agents and the Collateral Agent to enter into such amendments to the Security Agreement and the Subsidiary Security Agreements that such agents deem necessary or desirable to conform such Loan Documents to the requirements of the UCC as so changed;

         WHEREAS, the Requisite Lenders are willing, on the terms and conditions set forth herein, to so consent to and instruct the Administrative Agents and the Collateral Agent to enter into such amendments to the Security Agreement and the Subsidiary Security Agreements;

         WHEREAS, Foamex is requesting the Requisite Lenders to consent to the acquisition by Foamex Asia, Inc. of an additional 69% of the issued and outstanding capital stock of Foamex Asia Co., Ltd. ("Foamex Thailand") and in connection therewith make certain payments and investments as more fully set forth herein and to forgive certain outstanding intercompany debt of Foamex Asia, Inc. (all such transactions being, collectively, the "Foamex Asia Transaction");

         WHEREAS, the Requisite Lenders are willing, on the terms and conditions set forth herein, to so consent to the Foamex Asia Transaction;

         WHERERAS, Foamex requests that the Requisite Lenders consent to (i) yearly distributions to Foamex International to enable it to pay certain ongoing, recurring ordinary course of business operating and administrative expenses and (ii) a one time distribution to enable Foamex International to repay a certain intercompany note payable to Foamex (collectively, the "Distributions");

         WHEREAS, the Requisite Lenders are willing, on the terms and conditions set forth herein, to so consent to the Distribution;

         NOW, THEREFORE, in consideration of the above recitals of Foamex and FMXI, the Requisite Lenders party hereto and the Administrative Agents agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

         SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

         SECTION 2.1. Amendment to Article 1 of the Credit Agreement. Article 1 of the Credit Agreement is hereby amended by the following:

                  2.1.1 New Definitions. The following definitions are hereby inserted in Section 1.01 of the Credit Agreement in their appropriate alphabetical place:

                           "Asia Promissory Note" is defined in Section
                  9.04(ix).

                           "Foamex Asia" means Foamex Asia, Inc., a Delaware
                  corporation.

                           "Foamex International Note" means the promissory note
                  of Foamex International, dated as of December 26, 1997 payable to the order of Foamex in the currently outstanding principal amount of $2,500,000.

                           "Foamex Thailand" means Foamex Asia Co., Ltd., a
                  limited company organized and existing under the laws of the Kingdom of Thailand.

                           "Foamex Thailand Acquisition" means the acquisition
                  by Foamex Asia of up to an additional 69% of the issued and outstanding capital stock of Foamex Thailand in accordance with and pursuant to the terms of the Foamex Thailand Acquisition Documents.

                           "Foamex Thailand Acquisition Documents" means,
                  collectively, (i) the Memorandum of Understanding dated as of June 20, 2001 by and between Foamex Asia and Hua Kee Company Limited , (ii) the Amended and Restated Joint Venture Agreement of Foamex Thailand, (iii) the Foamex Thailand Share Purchase Agreement between Foamex Asia and Hua Kee Company Limited, (iv) the promissory note of Foamex Thailand in the principal amount of $1,800,000 payable to the order of Hua Kee Company Limited , (v) the promissory note of Foamex Thailand in the principal amount of $4,200,000 payable to the order of Foamex Asia, (vi) the promissory note of Foamex Asia in the principal amount of $1,350,000 payable to the order of Hua Kee Company Limited, (vii) the Non-Recourse Secured Promissory Note and Security Agreement between Stephen Scibelli and Foamex Thailand, (viii) the Non-Recourse Secured Promissory Note and Security Agreement between John Tunney and Foamex Thailand and (ix) any other document, instrument or other writing entered into in connection therewith.

                           "General Foam" means General Foam Corporation, a
                  Delaware corporation.

                           "General Foam Acquisition" means the acquisition of
                  certain assets of the Sellers by Foamex pursuant to the GFC Purchase Agreement.

                           "GFC Purchase Agreement" means the Asset Purchase
                  Agreement, dated as of July 6, 2001, by and among the Sellers, PMC and the Borrower, as such agreement may be amended, supplemented or otherwise modified from time to time.

                           "GFC-East" means GFC-East Rutherford, LLC, a Delaware
                  limited liability company.

                           "GFCF" means GFC-Foam, LLC, a Delaware limited
                  liability company.

                           "GFC-Fabricating" means GFC-Fabricating, LLC, a
                  Delaware limited liability company

                           "GFC-Trucking" means GFC-Trucking, Inc., a Delaware
                  corporation.

                           "PMC" means PMC, Inc., a Delaware corporation.

                           "Sellers" means, collectively, General Foam,
                  GFC-East, GFCF, GFC-Trucking and GFC-Fabricating.

                           Section 2.1.2 Amendment to the definition of Excess
                  Cash Flow. The definition of Excess Cash Flow is hereby amended by (i) amending and restating the parenthetical in clause (a)(iv) to read as follows: "(other than changes in working capital attributable to (x) the expenses described in clauses (a)(v) and (a)(vi) of the definition of EBDAIT and (y) the payment of amounts equal to the aggregate of the purchase price of the assets and inventory and fees and expenses incurred by the Borrower in connection with the General Foam Acquisition in Fiscal Year 2001; provided, however, that, the aggregate amount of such payments shall not exceed $20,000,000)", (ii) by adding the parenthetical: "(other than the Foamex International Note)" after the phrase "Permitted Existing Investments" in clause (a)(vi)(C) thereof and (iii) amending the first parenthetical in clause (b)(v) thereof by adding the phrase "and distributions permitted under clause
                  (viii) of Section 9.06" to the end thereof.

                           Section 2.1.3 Amendment to the definition of Foamex
                  Asia Group. The definition of Foamex Asia Group is hereby amended by amending and restating such definition in its entirety to read as follows:

                           "Foamex Asia Group" means Foamex Asia, Foamex
                  Thailand and its Subsidiaries and any other direct or indirect wholly-owned Subsidiary of Foamex created for the purpose of facilitating a Permitted Business.

                           Section 2.1.4 Amendment to the definition of
                  Indebtedness. The definition of Indebtedness is hereby amended by amending and restating clause (iv) thereof to read as follows: "(iv) to pay the deferred purchase price of property or services, except (x) accounts payable and accrued expenses arising in the ordinary course of business as presently conducted and (y) the deferred purchase price of inventory acquired pursuant to the terms of the GFC Purchase Agreement in an aggregate amount not to exceed $7,000,000".

                           Section 2.1.5. Amendment to the definition of
                  Transaction Documents. The definition of Transaction Documents is hereby amended by adding the phrase ", the Foamex Thailand Acquisition Documents and the GFC Purchase Agreement" at the end thereof.

         SECTION 2.2. Amendment to Section 9.02 of the Credit Agreement. Section
9.02 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (viii) thereof, (b) adding the word "and" at the end of clause
(ix) thereof and (c) adding a new clause (x) to read as follows: "(x) a sublease of Foamex's facility leasehold located at 75 East Union Avenue, East Rutherford, New Jersey which leasehold was acquired by Foamex in connection with the General Foam Acquisition; and".

         SECTION 2.3. Amendment to Section 9.04 of the Credit Agreement. Section
9.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" after clause (vii) thereof, (b) adding a new clause (ix) thereto to read as follows: "(ix) Investments in Foamex Asia by Foamex in an amount not to exceed $1,950,000 in the aggregate to be funded solely from (x) the repayment by Foamex Asia of the principal of and accrued interest on a promissory note, dated August 20, 1997 in the currently outstanding principal amount of $1,124,152.70, payable to the order of Foamex (the "Asia Promissory Note"), (y) the repayment of advances made by Foamex to Foamex Thailand in the principal amount of $415,615 and (z) unfavorable foreign currency adjustments resulting from the payment of the principal of and accrued interest on a loan from Foamex Asia to Foamex Thailand pursuant to a loan agreement between Foamex Asia and Foamex Thailand, dated July 8, 1997;", (c) adding a new clause (x) thereto to read as follows:
"(x) Investments by Foamex in Foamex Asia by means of an intercompany loan evidenced by a promissory note to be in the original principal amount of $4,200,000, issued by Foamex Asia to Foamex; and" and (d) adding a new clause
(xi) to read as follows: (x) Investments by Foamex in connection with the General Foam Acquisition so long as (A) the aggregate amount of such Investments shall not exceed $19,000,000, (B) the source of funding of such Investments shall be from reductions in Consolidated Working Capital and (C) Foamex shall subject the assets acquired by it in connection with such Investment to the Lien of the Security Agreement and a Mortgage, as appropriate, and such Liens shall be perfected and of such priority as required by such Loan Documents.

         SECTION 2.4. Amendment to Section 9.06 of the Credit Agreement. Section
9.06 of the Credit Agreement is hereby amended by (a) changing the "." at the end of clause (vi) thereof to a ";", (b) adding a new clause (vii) to read as follows: "(vii) the payment on or before December 31, 2001 of a distribution in an amount not to exceed $3,500,000 to the Managing General Partner and the Limited Partner solely to enable Foamex International immediately to prepay in full the Foamex International Note with all of the proceeds of such distribution;" and (c) adding a new clause (viii) to read as follows: "(viii) so long as no Event of Default has occurred and is continuing, distributions payable to the Managing General Partner and the Limited Partner in an aggregate amount not to exceed $1,000,000 per Fiscal Year solely to enable Foamex International to pay recurring ordinary course operating and administrative expenses in respect of directors fees, legal fees and expenses and Securities and Exchange Commission fees.".

         SECTION 2.5. Amendment to Section 9.16 of the Credit Agreement. Section
9.16 of the Credit Agreement is hereby amended by (a) changing the word "and" between clause (v) and (vi) to ";" and (b) adding a new clause (vii) to read as follows: "and (vii) the forgiveness by Foamex of up to $450,000 principal amount of Indebtedness outstanding under the Asia Promissory Note."

         SECTION 3. Consent to Amendment and Restatement of the Foamex Security Agreement and Subsidiary Security Agreements. The Requisite Lenders hereby consent to and hereby direct the Collateral Agent to enter into an amendment and restatement of the Security Agreement and the Subsidiary Security Agreements, each substantially in the forms of Exhibits A and B hereto, respectively, with such additions, deletions and other changes thereto as are necessary or desirable in the determination of the Collateral Agent and the Administrative Agents.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date hereof (the "Amendment Effective Date"), provided, that the following conditions precedent have been satisfied (unless waived by the Requisite Lenders or unless the deadline for delivery has been extended by the Administrative Agents):

         SECTION 4.1. Documents. The Administrative Agents shall have received on or before the Amendment Effective Date all of the following in form and substance satisfactory to the Requisite Lenders:

                  (i) this Amendment duly executed by the parties thereto and all other agreements, documents, instruments, reports, surveys, title and UCC search reports described in the List of Closing Documents, attached hereto and made a part hereof as Exhibit C hereto, each duly executed where appropriate and in form and substance satisfactory to the Requisite Lenders; and

                  (ii) such additional documentation as the Administrative Agents or any of the Requisite Lenders may reasonably request.

         SECTION 4.2. Consents. Foamex and FMXI shall have received all material consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all material consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow Foamex and FMXI to lawfully and without risk of rescission, execute, deliver and perform, in all material respects, its obligations under this Amendment and the Transaction Documents to which it is, or is to be, a party and each other agreement or instrument to be executed and delivered by it pursuant thereto or in connection therewith.

         SECTION 4.3. No Legal Impediments. No law, regulation, order, judgment or decree of any Governmental Authority shall, and neither Administrative Agent shall have received any notice that litigation is pending or threatened which is likely to, impose or result in the imposition of a Material Adverse Effect.

         SECTION 4.4. No Change in Condition. Other than the insolvency of Trace International Holdings, Inc. and its subsidiaries and as otherwise disclosed in writing to the Administrative Agents by letter dated December 10, 1999, no event shall have occurred since December 31, 1998 which has had a Material Adverse Effect.

         SECTION 4.5. No Default. After giving effect to this Amendment, no Event of Default or Potential Event of Default shall have occurred.

         SECTION 4.6. Representations and Warranties. All of the representations and warranties contained in Article VI of the Credit Agreement and in any of the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date.

         SECTION 4.7. Perfection of Liens. The Collateral Agent shall have received evidence that all Liens granted to the Collateral Agent with respect to all Collateral are perfected and of first priority, except as otherwise permitted under this Agreement.

         SECTION 4.8. Consummation of General Foam Acquisition. Foamex shall concurrently consummate the GFC Acquisition as provided for in the GFC Purchase Agreement without any waiver or forbearance of the terms and conditions therefor set forth therein without the prior written consent of the Administrative Agents.

         SECTION 4.9. Amendment Fee. Foamex shall pay an amendment fee to each Lender that executes and delivers this Amendment on or prior to July 18, 2001, for the account of such Lender, in an amount equal to 12.5 basis points of the aggregate amount of Loans and Commitments of such Lender.

         SECTION 4.10. Independent Public Accountants. Foamex shall have retained a firm of independent public accountants of nationally recognized standing.

         SECTION 5. Representations and Warranties. Foamex and FMXI hereby represents and warrants to the Lenders party hereto that (i) the execution, delivery and performance of this Amendment are within its partnership or company powers, as the case may be, and has been duly authorized by all necessary partnership or company action, as the case may be, and (ii) this Amendment constitutes the legal, valid and binding obligation of each of Foamex and FMXI, enforceable against each such Person, in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles generally.

         SECTION 6. Reference to and Effect on the Loan Documents.

         6.1 Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         6.2 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

         6.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

         6.4 As of the Amendment Effective Date of, and after giving effect to, this Amendment, each of Foamex and FMXI is in compliance in all material respects with all applicable terms, conditions and covenants of the Credit Agreement and other Loan Documents.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO NEW YORK CONFLICT OF LAWS PRINCIPLES).

         SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

         SECTION 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

BORROWER:                    FOAMEX L.P.


                             By FMXI, Inc.
                                  its Managing General Partner


                             By  /s/ G. L. Karpinski
                                 -------------------
                                  Title: Vice President

                             FMXI, INC.


                             By  /s/ G. L. Karpinski
                                 -------------------
                                  Title: Vice President

                             CITICORP USA, INC., as Administrative Agent,
                             Collateral Agent, individually as a Lender, and as Intercreditor Collateral Agent


                             By  /s/  James R. Williams
                                 ----------------------
                                  Title: Vice President

                             CITIBANK, N.A., as Issuing Bank


                             By  /s/  James Williams
                                 -------------------
                                  Title: Vice President


                             THE BANK OF NOVA SCOTIA, As Administrative
                                  Agent, Funding Agent, Issuing Bank,
                                  individually as a Lender,
                                  and as Intercreditor Agent


                             By  /s/  Brian Allen
                                 ----------------
                                  Title: Managing Director

                             Allstate Life Insurance Company, as a Lender


                             By  /s/ Jerry Zinkula
                                 Title: Authorized Signatory


                             By  /s/ David Walsh
                                 Title: Authorized Signatory

                             KZH CYPRESSTREE-1 LLC, as a Lender


                             By  /s/ Susan Lee
                                 -------------
                                  Title: Authorized Agent

                             BHF (USA) Capital Corporation, as a Lender


                             By  /s/ Christopher J. Ruzzi_
                                 ------------------------
                                  Title: Vice President


                             By  /s/ Aurelio Almonte
                                 -------------------
                                  Title:  Associate

                             J.P. Morgan Securities Inc., as agent for The Chase Manhattan Bank, as a Lender


                             By  /s/ Eric Rosen
                                 --------------
                                  Title: Managing Director


                             The  CIT Group/ Commercial Services, as a Lender


                             By   /s/  Lisa E. Marakumi
                                 --------------------------------------
                                  Title:   Vice President

                             CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender


                             By  /s/  Brian O'Leary
                                 ------------------
                                  Title: Vice President


                             By  /s/  Sean Mounier
                                 -----------------------------
                                  Title: First Vice President

                             Credit Lyonnais New York Branch, as a Lender


                             By  /s/  Scott Chappelka
                                 --------------------
                                  Title: Vice President

                             Credit Suisse/ First Boston, as a Lender


                             By  /s/  Mark E. Gleason
                                 --------------------
                                  Title: Director


                             By  /s/  Bill O'Daly
                                 ----------------


                                  Title: Vice President

                             CypressTree Management Company, Inc.


                             AS: Attorney- in - Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                             As a Lender


                             By  /s/  Philip C. Robbins
                                 ----------------------
                                  Title: Vice President

                             Senior Debt Portfolio


                             By: Boston Management and Research as Investment Advisor


                             As a Lender


                             By  /s/  Payson F. Swaffield
                                 ------------------------
                                  Title: Vice President

                             Fleet National Bank, as a Lender


                             By  /s/ James Rizzo
                                 ---------------------------------------
                                  Title: Senior Vice President

                             Fleet National Bank, as a Lender


                             By  /s/ Renee Nadler
                                 ----------------
                                  Title: Managing Director

                             ELC (Cayman) Ltd. 2000-1, as a Lender


                             By  /s/  Amos Beason
                                 ----------------
                                  Title: Director

                             General Electric Capital Corporation, as a Lender


                             By  /s/  Robert M. Kadlick
                                 ----------------------
                                  Title: Duly Authorized Signatory

                             Imperial Bank, as a Lender

                             By  /s/  Robert P. Wilson
                                 ---------------------
                                  Title: Assistant Vice President

                             NEMEAN CLO, LTD


                             BY: ING Capital Advisors LLC, as Investment Manager


                             By  /s/ Steven Gorski
                                 -----------------
                                 Title: Vice President and Senior Credit Analyst

                             ARCHIMEDES FUNDING, LLC


                             BY: ING Capital Advisors LLC, as Collateral Manager


                             By  /s/ Steven Gorski
                                 -----------------
                                 Title: Vice President and Senior Credit Analyst

                             OASIS COLLATERIZED HIGH INCOME PORTFOLIO-1 LTD.


                             BY: INVESCO Senior Secured Management, Inc. as Subadvisor


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             CHARTER VIEW PORTFOLIO


                             BY: INVESCO Senior Secured Management, Inc. as Investment Advisior


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory
                             CERES FINANCE LTD.


                             BY: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             AIM FLOATING RATE RUND


                             BY: INVESCO Senior Secured Management, Inc. as Attorney in Fact


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             AVALON CAPITAL LTD. 2


                             BY: INVESCO Senior Secured Management, Inc. as Portfolio Advisor


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             AMARA 2 FINANCE, LTD


                             BY: INVESCO Senior Secured Management, Inc. as Sub-Advisor


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             CERES II FINANCE LTD


                             BY: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent (Financial)


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             AVALON CAPITAL LTD.


                             BY: INVESCO Senior Secured Management, Inc. as Portfolio Advisor


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             STRATA FUNDING LTD


                             BY: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent


                             By  /s/  Joseph Rotondo
                                 -------------------
                                  Title: Authorized Signatory

                             COMMERCIAL LOAN FUNDING TRUST I


                             BY: LEHMAN COMMERCIAL PAPER INC NOT IN ITS
                             INDIVIDUAL CAPACITY BUT SOLELT AS ADMINISTRATIVE AGENT


                             By:  /s/ Michele Swanson
                                  --------------------------------
                                  Title: Authorized Signatory

                             MASSMUTUAL HIGH YIELD PARTNERS II, LLC,


                             By: HYP MANAGEMENT, INC. AS MANAGING MEMBER


                             By  /s/ Andrew Dickey
                                 -----------------
                                  Title: Managing Director

                             Massachusetts Mutual Life Insurance Company , as a Lender


                             By  /s/  Steven Katz
                                -----------------
                                  Title: Second Vice President and Associate
                                         General Counsel

                             METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                             By  /s/  James R. Dingler
                                 ---------------------
                                  Title: Director

                             The Mitsubishi Trust and Banking Corporation, as a Lender


                             By  /s/ Toshihiro Hayashi
                                 ---------------------
                                  Title: Senior Vice President

                             MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Lender


                             By  /s/ Kevin Lydon
                                 ---------------
                                  Title: Director

                             Natexis Banques Populaires, as a Lender


                             By  /s/ Frank A. Madden
                                 -------------------
                                  Title: Vice President & Group Manager


                             By  /s/ Joseph A. Miller
                                 --------------------
                                  Title:  Associate

                             OAK HILL SECURITIES FUND, L.P., as a Lender


                             BY: Oak Hill Securities GenPar, L.P., its General Partner


                             BY: Oak Hill Securities MGP, Inc. its General
                             Partner


                             By  /s/ Scott Krase
                                 ---------------
                                  Title: Vice President

                             PILGRIM PRIME RATE TRUST, as a Lender


                             By: ING Pilgrim Investments Inc. as its investment manager


                             By  /s/ Charles LeMieux, CFA
                                 ------------------------
                                  Title:  Vice President

                             KZH SOLEIL, LLC, as a Lender


                             By  /s/ Susan Lee
                                 -------------
                                  Title: Authorized Signatory

                             KZH SOLEIL-2, LLC, as a Lender


                             By  /s/ Susan Lee
                                  -------------
                                   Title: Authorized Signatory

                             Galaxy CLO, 1999-1 Ltd., as a Lender


                             By: SAI Investment Advisor, Inc. its Collateral Manager


                             By  /s/  Thomas G. Brandt
                                 ---------------------
                                  Title: Authorized Agent

                             KZH LANGDALE LLC, as a Lender


                             By  /s/ Susan Lee
                                 -------------
                                  Title: Authorized Agent


                             KZH ING-1 LLC, as a Lender


                             By  /s/ Susan Lee
                                 -------------
                                  Title: Authorized Agent

                             KZH CRESCENT LLC, as a Lender


                             By  /s/ Susan Lee
                                 -------------
                                  Title: Authorized Agent

                             KZH CRESCENT-2 LLC, as a Lender


                             By  /s/ Susan Lee
                                 -------------
                                  Title: Authorized Agent

                             Cresent/ Mach I Partners, L.P as a Lender

                             BY: TCW Asset Management Company, its Investment Manager


                             By  /s/ Jonathon Berg
                                 -----------------
                                  Title: Assistant Vice President

                             VAN KAMPEN CLO I LIMITED, as a Lender


                             By: VAN KAMPEN MANAGEMENT INC. as Collateral
                             Manager


                             By  /s/  Douglas L. Winchell
                                 -------------------------------------
                                  Title: Vice President


                             Wilmington Trust Company, as a Lender


                             By  /s/  Joseph B. Feil
                                 -------------------
                                  Title: Senior Financial Services Officer